                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 July 25, 1996
- --------------------------------------------------------------------------------
                       (Date of earliest event reported)


                               MLF Bancorp, Inc.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Pennsylvania                                 0-24358                            23-2752439
- ------------------------------------------------------------------------------------------
(State or other jurisdiction         (Commission File Number)                (IRS Employer
of incorporation)                                                      Identification No.)



Two Aldwyn Center, Villanova, Pennsylvania                                           19085
- ------------------------------------------------------------------------------------------
(Address of principal executive offices)                                        (Zip Code)


                                (610) 526-6270
- --------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                Not Applicable
- --------------------------------------------------------------------------------
  (Former name, former address and former fiscal year, if changed since last report)





                               Page 1 of 4 Pages.
                        Exhibit Index appears on page 2.

ITEM 5.  OTHER EVENTS


         On July 25, 1996, MLF Bancorp, Inc. (the "Company" or the "Registrant") announced that the Company's Board of Directors has declared a two-for-one stock split on the Company's common stock, par value $.01 per share, to be effective on September 6, 1996 to shareholders of record at the close of business on August 9, 1996. A copy of the Press Release, dated July 25, 1996, is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (a)   Not Applicable.

   (b)   Not Applicable.

   (c)   Exhibits:

         99      Press Release, dated July 25, 1996

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          MLF BANCORP, INC.



Date:  July 30, 1996      By:  /s/Brian M. Hartline
                               -------------------------------------------------
                               Brian M. Hartline
                               Chief Financial Officer and Senior Vice President





                                       3